Summary Prospectus Supplement	July 29, 2013

Putnam American Government Income Fund
Summary Prospectus dated January 30, 2013

Putnam Income Fund
Summary Prospectus dated February 28, 2013

Putnam U.S. Government Income Trust
Summary Prospectus dated January 30, 2013

For Putnam American Government Income Fund and Putnam U.S. Government Income Trust, the section Your fund’s management is supplemented to reflect that each fund’s portfolio manager is now solely Michael Salm. For Putnam Income Fund, the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Brett Kozlowski, Michael Murphy and Michael Salm.

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